BERWYN INCOME FUND, INC.

                  THIS PROXY IS SOLICITED ON BEHALF
                      OF THE BOARD OF DIRECTORS


Robert E. Killen and Kevin M. Ryan, or either of them, with power of substitution, are hereby authorized as proxies to represent, and to vote the shares of the undersigned at the Annual Meeting of Shareholders of the Berwyn Income Fund, Inc., to be held at 11:00 A.M.
or immediately following the Annual Meeting of The
Berwyn Fund, Inc., on Friday, March 22, 1996 at 1199
Lancaster Avenue, Berwyn, Pennsylvania, and at any adjournment thereof. The proxies are to vote the shares of the undersigned as instructed below and in accordance with their judgment on all other matters which may properly come before the meeting. If no specification is made, this proxy shall be voted in favor of each listed proposal (including each nominee for director).

The Board of Directors recommends voting for Items 1,
2, and 3.

1. Election of Directors:

For                       Withhold
Withhold
______All Nominees        ______All Nominees         ____Those Listed
Below

     Nominees:

     Robert E. Killen, Denis P. Conlon, Anthony N.
     Carrelli, Edward A. Killen II and
     William H. Vonier.

     Instruction: To withhold authority to vote for any individual nominee, please print his name below:

2.   Investment Advisory Agreement:

     ______Approve        ______Disapprove
______Abstain

3.   Ratification of Price Waterhouse as Independent
Accountants:

     ______For            ______Against  ______Abstain

Please sign and date this proxy and return it promptly in the enclosed envelope.

_____________________________________
Dated____________________1996

_____________________________________
Dated____________________1996
Joint Tenant (if any)

Please check here       if planning to attend the
annual meeting.

Please check here       if you have comments and use
back of form.

                       YOUR VOTE IS IMPORTANT
                    BERWYN INCOME FUND, INC.

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         MARCH 22, 1996

                      BERWYN, PENNSYLVANIA



NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of the Berwyn Income Fund, Inc.,
("The Fund"), a registered investment company, will be held at the executive offices of The
Killen Group, Inc., 1199 Lancaster Avenue, Berwyn,
Pennsylvania on Friday, March 22, 1996, at 11:00
A.M. or immediately following The Berwyn Fund,
Inc. Shareholder Meeting, for the following purposes:

        1.         To elect 5 Directors to serve
        until the next annual meeting of
        shareholders and until their successors
        are elected;

        2.         To consider and approve the
        Investment Advisory Agreement between the
        Fund and The Killen Group, Inc. for the
        period March 22, 1996 to March 8, 1997, or until the next annual meeting of shareholders;

        3.         To consider and ratify the
        appointment of Price Waterhouse as
        independent accountants for the fiscal
        year ending December 31, 1996.


At such meeting, only holders of common stock of record at the close of business on February 5, 1996 will be entitled to vote.

You are encouraged to attend this meeting in person, but if you cannot do so, please complete, date, sign and return the accompanying proxy at your earliest convenience. YOUR PARTICIPATION, IN
PERSON OR BY PROXY, IS IMPORTANT.  BUSINESS MAY BE
TRANSACTED ONLY IF A MAJORITY OF THE SHARES
ENTITLED TO VOTE ARE PRESENT IN PERSON OR BY
PROXY.




                   By Order of The Board of
Directors



                   Kevin M.
Ryan
                   Kevin M. Ryan
                   Secretary

February 7, 1996

                               -1-
                           PROXY STATEMENT

           SOLICITATION, REVOCATION AND VOTING OF PROXIES


The enclosed proxy is solicited by and on behalf of the Board of Directors of Berwyn Income Fund, Inc., for use at the Annual Meeting of Shareholders, or any adjournment thereof, to be held on March 22, 1996, at 11:00 A.M. or immediately following the Annual Meeting of The Berwyn Fund, Inc., at the executive offices of The Killen Group, Inc., 1199
Lancaster Avenue, Berwyn, Pennsylvania. The Fund's address is 1189 Lancaster Avenue, Berwyn,
Pennsylvania 19312. This proxy statement and the enclosed proxy are being sent to shareholders on or about February 23, 1996. The close of business on February 5, 1996 has been fixed as the record date for the determination of shareholders entitled to vote at the Annual Meeting. On that date there were, outstanding, 9,994,017 shares of common stock.
(The Fund issues only common stock.) Shareholders will be entitled to one vote on each matter for each share held.

A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum and the presence of a quorum is necessary for the transaction of business. Under Pennsylvania law, abstentions and broker non-votes would likely be included for purposes of determining whether a quorum is present at the meeting, but would likely be treated as votes not cast and, therefore, would not be counted in determining whether matters to be voted upon at the meeting have been approved.

The Investment Advisory Agreement, (the "Advisory
Agreement"), requires approval by a vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940
("1940 Act"). Under the 1940 Act, such approval means the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) 67% or more of the shares present or represented at the meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy. The election of a nominee for Director and the ratification of the appointment of Price Waterhouse will require the affirmative vote of a majority of shares in attendance at the meeting either in person or by proxy.

All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. A shareholder who executes and returns a proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Fund written notice of its revocation, sending the Fund a proxy with a later date, or by voting in person at the meeting. The cost of soliciting proxies, which is estimated at $2,500, is being paid by the Fund. In addition to solicitation by mail, Officers of the Fund may request the return of proxies by personal conversation or by telephone or telegraph.

Since the Fund is bearing all proxy solicitation costs, it is requested that shareholders, who will not attend the meeting, execute and return a proxy so as to avoid any additional solicitation expense.

                                 -2-
                         OWNERSHIP OF SHARES



Shareholders known by the Board of Directors to own more than 5% of the outstanding shares of the Fund on February 5, 1996 and the percentage of the outstanding shares owned on that date are listed below.


Name of Shareholder        Amount of       Percentage of
      and Address         Shares Owned   Outstanding Shares

Charles Schwab & Co. (1)   3,884,009           38.90%
101 Montgomery Street
San Francisco, CA

National Financial Services Corp. (1)         996,619
9.97%
1 World Financial Center
200 Liberty Street
   New York, NY

Donaldson Lufkin & Jenrette (1)553,239         5.33%
 Pushing Division
 1 Pershing Plaza
 Jersey City, NJ


(1)The shareholders are registered broker dealers and hold the shar es listed for their benefit of their customers.
   To the Fund's knowledge, no individual owned more than 5% of the outstanding shares of the Fund on February 5, 1996.



           PROPOSAL 1.  NOMINEES FOR ELECTION AS DIRECTORS

Five Directors are to be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected. The Board's nominees are named in the following table, which also sets forth information about each of them concerning his age, principal occupation, business experience for at least the past five years, and ownership of Fund shares.
This information is also provided for Kevin M. Ryan who serves as Secretary-Treasurer of the Fund. Robert
E. Killen, Anthony N. Carrelli, Denis P. Conlon,
Edward A. Killen and William H. Vonier are currently members of the Fund's Board of Directors and all are nominees for election. The number and percentage of the Fund's shares owned by the Directors and Officers as a group is set forth at the end of the following table:



                                 -3-

Name(Age)                          Number of Shares
*Robert E. Killen
Beneficially Owned &
(54)                               Percent of Class as
of
                                   February 5,
1996
59,918 +   (1)

               Principal Occupation and Other Business
Owned & Percent
               Experience During the
               Past Five Years

               Director and Shareholder, Berwyn
Financial Services
               Corp., a financial services company
(registered with the
               the SEC as a broker-dealer 12/93 and a
member of the
               NASD since 7/94), since October 1991.
President and
               Director of Berwyn Income Fund, Inc.,
since December
               1986.  President and Director of The
Berwyn Fund, Inc.,
               since February 1983.  President,
Treasurer, Director and
               Sole Shareholder of The Killen Group,
Inc. (an Investment
               Advisory firm and the Investment
Adviser of the Fund)
               since September 1982.


Name(Age)                          Number of Shares
*Anthony N. Carrelli
Beneficially Owned &
(46)                               Percent of Class as
of
                                   February 5,
1996
403+

               Principal Occupation and Other Business
Owned & Percent
               Experience During the
               Past Five Years
               Director of Berwyn Income Fund, Inc.,
since December
               1986.  Director of The Berwyn Fund,
Inc., since January
               1995.  Vice President of The Killen
Group, Inc.
               (Investment Advisory Firm and the
Investment Adviser to
               the Fund) since August 1986.

Name(Age)                          Number of Shares
*Edward A. Killen II
Beneficially Owned &
(44)                               Percent of Class as
of
                                   February 5,
1996
2,719 +

               Principal Occupation and Other Business
Owned & Percent
               Experience During the
               Past Five Years

               Director, Secretary and Shareholder,
Berwyn Financial
               Services Corp., a financial services
company (registered
               as a broker-dealer with the SEC since
12/93 and a member
               of the NASD since 7/94), since October
1991.  Director
               of Berwyn Income Fund, Inc., since
January 1995.
               Director of The Berwyn Fund, Inc., from
February 1983 to                   January 1995.  Vice
President, Secretary and Director of
               The Killen Group, Inc. (an Investment
Advisory Firm and
               the Investment Adviser to the Fund)
since February 1983.


Name(Age)                          Number of Shares
Dennis P. Conlon
Beneficially Owned &
(47)                               Percent of Class as
of
                                   February 5,
1996
997 +

               Principal Occupation and Other Business
Owned & Percent
               Experience During the
               Past Five Years
               Director of The Berwyn Fund, Inc., and
Berwyn Income
               Fund, Inc., since June 1992.  Vice
President, Corporate
               Development Berwind Corporation
(Diversified
                Manufacturing and Financial Company)
since 1990.  Prior
               to 1990, Vice President Corporate
Planning
               Pneumo/ABEX Corp. (a division of IC
Industries) for
               more than 5 years.


Name(Age)                          Number of Shares
William Vonier                     Beneficially Owned
&
(66)                               Percent of Class as
of
                                   February 5,
1996
-----

               Principal Occupation and Other Business
Owned & Percent
               Experience During the
               Past Five Years
               Director of The Berwyn Fund, Inc., and
Berwyn and
               Berwyn Income Fund, Inc., since June
1992.  Independent
               Consultant Sales and Marketing since
1989.



                                 -4-

Name(Age)                          Number of Shares
*Kevin M. Ryan                     Beneficially Owned
&
(48)                               Percent of Class as
of
                                   February 5,
1996
31,889 +

               Principal Occupation and Other Business
Owned & Percent
               Experience During the
               Past Five Years
               President, Treasurer, Director and
Shareholder of
               Berwyn Financial Services Corp., a
financial services
               company, (registered as a  broker-
dealer with the SEC
               since 12/93 and a member of the NASD
since 7/94),
               since October 1991.  Secretary-
Treasurer of Berwyn
               Income Fund, Inc., since 1986.
Director of Berwyn
               Income Fund, Inc., from December 1986
to January
               1995.  Secretary, Treasurer and
Director of The Berwyn
               Fund, Inc., since February 1983.  Legal
Counsel
               to The Killen Group, Inc. (an
Investment Advisory
               Firm and the Investment Adviser to the
Fund)
               since September 1985.

All Directors and Officers of the Fund as a group owned 95,926 shares of the Fund, which constituted approximately 1.0% of its outstanding shares as of February 5, 1996.

+Indicates ownership of less than 1% of the outstanding shares of the Fund.

Notes: (1)           The shares listed for Robert E.
Killen include shares owned by
          The Killen Group, Inc. and shares owned by his wife.

          Shares listed for Kevin M. Ryan include
shares owned by two
          Partnerships of which he is a General
Partner.

       *  Robert E. Killen, Anthony N. Carrelli,
       Edward A. Killen II and
          Kevin M. Ryan are interested persons of the Fund as defined in the 1940 Act. Messrs.
          R. Killen, Carrelli, and E. Killen are the
          "Interested Directors" of the Fund as
          defined in the 1940 Act. Robert E. Killen is an Officer, Director and sole shareholder of the Adviser to the Fund. He is also a Director of Berwyn Financial Services Corp., a registered broker-dealer, and owns 1/3 of its outstanding shares. Anthony N. Carrelli is a Vice President of the Adviser to the Fund. Edward A. Killen II is an Officer and
          Director of the Adviser to the Fund. He is also an Officer, Director and the owner of 1/3 of the outstanding shares of Berwyn
          Financial Services Corp. Kevin M. Ryan is legal counsel to the Adviser and he is an Officer, Director and Owner of 1/3 of outstanding shares of Berwyn Financial
          Services Corp.  In addition, Robert E.
          Killen and Edward A. Killen II are brothers and Kevin M. Ryan is brother-in-law to both.
          Berwyn Financial Services Corp. serves as the selling agent for the Fund in certain jurisdictions.



                                 -5-
The Board of Directors sets broad policies for the Fund and elects the Officers. The Officers of the Fund are Robert E. Killen, President, and Kevin M.
Ryan, Secretary-Treasurer.  The Officers manage the
Fund's daily operations and are directly responsible to the Directors.

The Board held three meetings in fiscal year 1995 and all Directors were present at each meeting. The Board has an Audit Committee composed of Messrs. Conlon and Vonier, each of whom are not "interested persons" of the Fund, as that term is defined in the 1940 Act
("Independent Directors"). The Audit Committee recommends the selection of Independent Public
Accountants for the Fund, reviews the scope of the audit and evaluates the Independent Accountants' work and opinions and reports its findings to the Board.
The Committee met once in 1995.

The Independent Directors are paid a fee of $400 for each Board or Committee meeting attended and are reimbursed for any travel expenses. If a Board and Committee meeting are held on the same date, the Independent Directors receive only one fee. In 1995, Messrs. Conlon and Vonier were paid fees of $1,200 and $1,200, respectively. Messrs. Conlon and Vonier also serve as Independent Directors of The Berwyn Fund,
Inc. (another registered investment company managed by The Killen Group, Inc.). In 1995, Messrs. Conlon and
Vonier received $1,200 and $1,200, respectively, in Directors' fees from The Berwyn Fund, Inc. The total
Directors' fees paid by both Funds to Messrs. Conlon and Vonier were $2,400 and $2,400, respectively for the 1995 fiscal year.

Officers of the Fund are not paid compensation by the Fund for their work as Officers and no fees are paid to the Interested Directors for the performance of their duties.



             PROPOSAL 2.  INVESTMENT ADVISORY AGREEMENT


Investment Adviser

The Killen Group, Inc. (The Adviser) currently serves as the Investment Adviser to the Fund. The Killen
Group is a Pennsylvania corporation formed in September 1982 and its offices are located at 1189
Lancaster Avenue, Berwyn, Pennsylvania.

The Officers and Directors of the Adviser are Robert
E. Killen, President, Treasurer and Director, Edward
A. Killen II, Vice President, Secretary and Director,
Tara J. Killen, Director, and William A. Siegenthaler,
Director.

Robert E. Killen's address is 1199 Lancaster Avenue,
Berwyn, Pennsylvania.  He has worked as an Investment
Adviser since 1969. In that year, he cofounded the partnership of Compu Val Management Associates (an
Investment Advisory Firm) and was a partner until February 1983 when he was replaced by the Adviser as a partner.

In December 1983, the partnership of Compu Val
Management Associates was dissolved.


                                 -6-
Edward A. Killen II's address is 1189 Lancaster
Avenue, Berwyn, Pennsylvania.  He was Portfolio
Manager for Compu Val Management Associates from 1976 until September 1983. At that time he assumed his present position with the Adviser.

Tara J. Killen's address is 1189 Lancaster Avenue,
Berwyn, Pennsylvania. She has been employed by the Adviser since June 1994 as an assistant portfolio manager and supervisor for mutual fund communications.

William A. Siegenthaler's address is 1375 Cinnamon
Drive, Fort Washington, Pennsylvania. He is employed as a manager of the Capital Markets Department of Electronic Data Systems Corporation, Wayne, PA since
March 1995.

Robert E. Killen is Chairman of the Board and
President of the Fund and currently a nominee for re-election as a Director. Edward A. Killen II and
Anthony N. Carrelli, Vice President of the Adviser, are currently Directors of the Fund and are nominees for election as Directors at the Annual Meeting.

Advisory Contract

The Adviser serves as investment adviser pursuant to a written agreement dated May 14, 1993. Under the terms of the agreement, the Adviser provides the Fund with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of the Fund's resources.

In addition to providing investment services to the Fund, the Adviser provides and furnishes office space for the Fund and provides personnel to administer the Fund's operations. The Adviser also pays all expenses associated with the sales promotion of the Fund.

As compensation for investment services, the Fund has agreed to pay the Adviser monthly compensation at the annual rate of 1/2 of 1% of the average daily net assets of the Fund. In 1995, the Adviser received advisory fees totalling $477,283. The agreement between the Adviser and the Fund provides that the Adviser's fee will be reduced in any fiscal year by any amount necessary to prevent the Fund expenses and liabilities (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by the Fund or Adviser, but inclusive of the Adviser's fee) from exceeding 2% (1 1/2% when net assets are over $100 million) of the average daily net assets of the Fund. This expense limitation was not used in 1995.

The Advisory Agreement is terminable at any time without penalty on 60 days written notice by the Board of Directors and will terminate automatically in the event it is assigned. The Advisory Agreement is also terminable at any time without penalty by a vote of a majority of the outstanding shares on 60 days written notice. The Adviser may terminate the Agreement by written notice to the Fund at least 60 days prior to the date of the annual shareholder meeting of any year thereafter. The Advisory Agreement provides that, unless sooner terminated, it will


                                 -7-
continue in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the Fund as defined in the 1940 Act.
Continuance of the Advisory Agreement also must be approved by the Independent Directors of the Fund annually. The Board of Directors of the Fund, including the Independent Directors, unanimously approved continuance of the Advisory Agreement at a meeting held on January 10, 1996.

In making its recommendation to continue the Advisory
Agreement, the Board considered a number of factors.
These factors were the performance of the Fund in 1995 and from its inception, the nature and quality of services provided by the Adviser and the Adviser's fee and the expenses of the Fund in comparison to other mutual funds with a similar investment objective. The
Board was also aware that the Adviser placed portfolio transactions through affiliated brokers and that the Adviser allocated transactions with brokers who sold shares of the Fund and provided research to the Fund.
Prior to the Board meeting held on January 10, 1996, the members of the Board were provided with a memorandum prepared by the Adviser that detailed the experience of the Fund's portfolio manager, the services provided by the Adviser and the number of employees engaged in providing those services. Also provided in the memorandum was the annual performance of the Fund since inception as well as the annual average total return for 1 year, 5 years and the life of the Fund. The memorandum listed the total amount of fees paid to the Adviser for the year, the ratio of expenses to average net assets for the year and the rate at which the Fund pays the Adviser.

In addition to the Adviser's memorandum, the members of the Board were provided with information which compared the various expenses and fees of funds with similar investment objectives to the Fund.

After a discussion regarding the Advisory Agreement, the Board unanimously determined that it was in the best interest of the Fund's shareholders to renew the Agreement. The Board determined that the performance of the Fund in 1995 was satisfactory and that the performance of the Fund and level and quality of services provided by the Adviser since the Fund's inception have been good. The Board also determined that the fee charged by the Adviser was fair and reasonable considering the nature and quality of the services provided to the Fund.

The terms of the Advisory Agreement require that the renewal of the agreement be submitted to the shareholders at the Annual Meeting for their approval.

This Advisory Agreement of the Fund was last submitted for shareholder approval at the Annual Meeting held on March 24, 1995. At that time, the agreement was approved. No changes have been made in the agreement since March 24, 1995.

A copy of the agreement is attached as Appendix A.

The Board of Directors recommends approval by shareholders of the Advisory Agreement.




                                 -8-
Affiliated Brokers

The Board has adopted procedures under Rule 17e-1 of the 1940 Act that permit portfolio transactions through affiliated brokers. In 1995, the affiliated broker used by the Fund was Berwyn Financial Services Corp. ("BFS").
BFS is affiliated with the Fund by reason of the fact that Officers and Directors of the Fund and Adviser are Officers, Directors and Shareholders of BFS. In addition, BFS serves as the selling agent for the Fund in various jurisdictions pursuant to a written agreement.

In 1995, the Fund paid a total of $199,302 in commissions to BFS. This figure represents 87% of the total commissions paid by the Fund.



PROPOSAL 3.  RATIFICATION OF SELECTION OF INDEPENDENT
ACCOUNTANTS

The Board of Directors of the Fund is requesting ratification of its selection of Price Waterhouse, LLP as Independent Accountants of the Fund for the fiscal year ending December 31, 1996. Price Waterhouse has served as Independent Accountants for the Fund since it began operations.

No representative of Price Waterhouse is expected at the Annual Meeting.

The Board of Directors recommends the ratification by shareholders of such selection.

Shareholder Proposals

Proposals of Shareholders intended to be presented at the 1996 Annual Meeting must be received by the Fund by February 4, 1997 for inclusion in the Fund's Proxy
Statement and Proxy relating to that meeting. Upon receipt of any proposal, the Fund will determine whether or not to include such proposal in the Proxy Statement and Proxy, in accordance with regulations governing the solicitation of proxies.

                                   By Order of the Board
of Directors



                                   Kevin M.
Ryan
                                   Kevin M. Ryan
                                   Secretary


February 7, 1996





                                  -9-
Insert Appendix A existing signed copy

                              APPENDIX A


                             CONTRACT FOR
                     INVESTMENT ADVISORY SERVICES



Agreement made May 14, 1993 between The Berwyn Income
Fund, Inc., a Pennsylvania corporation, having its principal place of business at 1189 Lancaster Avenue, Berwyn, Pennsylvania, herein referred to as the Fund, and The Killen Group, Inc., a Pennsylvania corporation, having its principal place of business at 1189 Lancaster
Avenue, Berwyn, Pennsylvania, herein referred to as the Adviser.

  1. The Fund shall register with the Securities and Exchange Commission as a diversified, open-end management investment company under the provisions of the Investment Company Act of 1940 and shall qualify to engage in business under said act and other applicable federal and state statutes.

  2. The Adviser is registered under the Investment
     Advisors Act and is engaged in the business of acting as an investment adviser and rendering research and advisory services.

  3. The Fund desires to retain the Adviser to render such services to the Fund in the manner and on the terms and conditions hereinafter set forth.

  4. Nothing contained herein shall be deemed to require the Fund to take any action contrary to its certificate of incorporation or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Fund of its responsibility for, and control of, the conduct of the affairs of the Fund.

For the reasons recited above, and in consideration of the mutual promises contained herein, the Fund and Adviser agree as follows:



                              SECTION ONE
                 INVESTMENT ADVICE AND OTHER SERVICES


   a. Adviser shall to the extent reasonably required in the conduct of the business of the Fund, place at the disposal of the Fund, its judgment and experience and furnish to the Fund advice and recommendations with respect to investments, investment policies, the purchase and sale of securities, and the management of its resources. Adviser shall also, from time to time, furnish to or place at the disposal of the Fund such reports and information relating to industries, businesses, corporations or securities as may be reasonably required by the Fund or as Adviser may deem to be helpful to the Fund in the administration of its investments.
   b. Adviser agrees to use its best efforts in the furnishing of such advice and recommendations and in the preparation of such reports and information, and for this purpose Adviser shall at all times maintain a staff of Officers and other trained personnel for the performance of its obligations under this agreement. Adviser, may at its expense, employ other persons to furnish to Adviser statistical and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments and such other information, advice and assistance as Adviser may desire.

   c. The Fund will from time to time furnish to Adviser detailed statements of the investments and resources of the Fund and information as to its investment problems, and will make available to Adviser such financial reports, proxy statements, and legal and other information relating to its investments as may be in possession of the Fund or available to it.



                            SECTION TWO

                COMPENSATION TO INVESTMENT ADVISER


   a. The Fund agrees to pay to Adviser and Adviser agrees to accept, as full compensation for all services rendered and as full reimbursement for all expenses assumed by Adviser hereunder, an annual fee equal to 1/2 of l.0% of the average daily assets of the Fund. The fee will be paid monthly.

   b. Adviser agrees that neither it nor any of its Officers or Directors shall take any long or short position in the capital stock of the Fund; but this prohibition shall not prevent the purchase by or for Adviser or any of its Officers or Directors of shares of the capital stock of the Fund at the price at which such shares are available to the public at the moment of purchase provided that (1) such purchase be made for investment purposes only and
(2) if any shares of stock so purchased are resold within two months after the date of purchase, such fact will be immediately reported to the Fund.



                           SECTION THREE

                        PAYMENT OF EXPENSES


The Adviser shall provide and furnish office space for Officers and employees of the Fund. The Adviser shall pay all expenses associated with the sales promotion of the Fund. The Fund will pay all other expenses incurred in the operation of the Fund.

The Adviser hereby agrees to reduce its fee in any fiscal year by any amount necessary to prevent Fund expenses and liabilities (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by the Fund or Adviser, but inclusive of the Adviser's fee) from exceeding 2% if net assets of the Fund. When the total net assets of the Fund exceed $100 million, the Adviser hereby agrees to reduce its fee in any fiscal year by any amount necessary to prevent Fund expenses and liabilities (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by the Fund or Adviser, but inclusive of the Adviser's fee) from exceeding 1 1/2% of the net assets of the Fund.


                           SECTION FOUR

                       DURATION; TERMINATION


   a.  This agreement shall begin on May 14, l993.
The agreement shall continue in effect from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if (1) such continuation shall be specifically approved at least annually by vote of a majority of the outstanding voting securities of the Fund; and (2) Adviser shall not have notified the Fund, in writing, at least sixty days prior to the date of the Annual Shareholders Meeting of any year thereafter, that it does not desire such continuation.

   b. This agreement may be terminated by the Fund on 60 days notice in writing to Adviser, without the payment of any penalty, provided such termination be authorized by resolution of the Board of Directors of the Fund or by vote of a majority of its outstanding voting securities.


                           SECTION FIVE

                      AMENDMENT OF AGREEMENT


This agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund; and this agreement shall automatically and immediately terminate in the event of its assignment by Adviser.

In witness whereof, the parties hereto have caused this agreement to be signed by their respective
Officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, the day and year first above written.

THE BERWYN INCOME FUND, INC.       THE KILLEN GROUP,
INC.



by:                 Kevin M. Ryan
by:      Robert E. Killen
                    Secretary-Treasurer
President